                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                   FORM 8-K




                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                              September 24, 1998
               ________________________________________________
               Date of report (Date of earliest event reported)


                            BankAmerica Corporation
            ______________________________________________________
            (Exact name of registrant as specified in its charter)



             Delaware                 1-7377               94-1681731
    _______________________________________________________________________
    (State or other jurisdiction    (Commission         (I.R.S. Employer
         of incorporation)          File Number)     Identification Number)


      Bank of America Center
      555 California Street
      San Francisco, California                                  94104
    _______________________________________________________________________
      (Address of principal executive offices)                 (Zip Code)



                                 415-622-3530
     ______________________________________________________________________
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

         Attached hereto as Exhibit 99 is a copy of BankAmerica Corporation's press release dated September 24, 1998 titled "BankAmerica Shareholders Approve Merger with NationsBank."

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits.

         (c) Exhibits


Exhibit
Number     Description
-------    -----------
  99 BankAmerica Corporation press release dated September 24, 1998 titled "BankAmerica Shareholders Approve Merger with NationsBank."
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BANKAMERICA CORPORATION
                                        (Registrant)


Date: September 25, 1998
                                        By: /s/ John J. Higgins
                                            ----------------------------
                                            John J. Higgins
                                            Executive Vice President
                                            and Chief Accounting Officer
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                                 EXHIBIT INDEX

Exhibit
Number     Description
-------    -----------
  99 BankAmerica Corporation press release dated September 24, 1998 titled "BankAmerica Shareholders Approve Merger with NationsBank."